houston american

exploring the potential


NYSE MKT : HUSA

Investor Presentation
June 2017

Forward-Looking Statements

This presentation contains forward-looking statements, including those relating to our future financial and operational results, reserves or transactions, that are subject to various risks and uncertainties that could cause the Company's future plans, objectives and performance to differ materially from those in the forward-looking statements. Forward-looking statements can be identified by the use of forward-looking terminology such as "may", "expect," "intend," "plan," "subject to," "anticipate," "estimate," "continue," "present value," "future," "reserves," "appears," "prospective," or other variations thereof or comparable terminology. Factors that could cause or contribute to such differences could include, but are not limited to, those relating to the results of exploratory drilling activity, the Company's growth strategy, changes in oil and natural gas prices, operating risks, availability of drilling equipment, availability of capital, the inherent variability in early production tests, dependence on weather conditions, seasonality, expansion and other activities of competitors, changes in federal or state environmental laws and the administration of such laws, the general condition of the economy and its effect on the securities market, the availability, terms or completion of any strategic alternative or any transaction and other factors described in "Risk Factors" and elsewhere in the Company's Form 10-K and other filings with the SEC. While we believe our forward-looking statements are based upon reasonable assumptions, these are factors that are difficult to predict and that are influenced by economic and other conditions beyond our control.

The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose proved, probable and possible reserves. We use certain terms in this document, such as non-proven, resource potential, Probable, Possible, Exploration and un-risked resource potential. These terms include reserves, and prospects and leads not rising to the level of or included in reserves, with substantially less certainty than proved reserves, and no discount or other adjustment is included in the presentation of such amounts. The recipient is urged to consider closely the disclosure in our Form 10-K and quarterly reports available from us at 801 Travis, Suite 1425, Houston, Texas 77002 or our website. You can also obtain these reports from the SEC by calling 1-800-SEC-0330.

Corporate Overview

- **Houston-based exploration and production company with onshore properties in Texas, Louisiana, and Colombia; founded 2001**

- **Three primary intangible assets:**

  1) **Great operating partners**
  2) **NYSE MKT listing**
  3) **Clean company**
     - **NO DEBT**
     - **Simple capital structure**
     - **$50 million tax loss carryforward**

- **Two primary tangible assets with significant potential:**

  1) **Permian Basin Undeveloped Acreage**
     - **Approximate 20% Working Interest in the Wolfcamp / Bone Spring / Avalon resource play covering 882 gross (179 net) acres in Reeves County, TX, Delaware sub-basin**
     - **Operated by Midland-based Founders Oil & Gas Operating, LLC**
  2) **Colombia – Three Exploration Licenses**
     - **12.5% Working Interest in Heavy Oil Belt covering 392,000 gross (49,000 net) acres in the Northern Putumayo Basin**
     - **Operated by Bogota-based Hupecol Operating, LLC**

Management and Directors

John P. Boylan
Chairman/CEO

Chairman and CEO of Houston American since April 2015, member of the Board since 2006. As an industry consultant during the last decade, has held senior management roles in public and private energy company clients in both E&P (onshore and offshore) and oilfield services. A licensed CPA in Texas with B.B.A. in Accounting from the University of Texas and an M.B.A. in Finance, Economics and International Business from New York University.

Directors

R. Keith Grimes

President – International Division of Sierra Hamilton, an international service provider to oil and gas exploration and production companies offering specialized technical consulting and E&P technology to operators worldwide. Formerly CEO of predecessor company, Hamilton Group and with Expro Group in eastern hemisphere.

Stephen P. Hartzell

Co-Owner of Southern Star Exploration, LLC, an independent oil and gas exploration company. Formerly, an independent Consulting Geologist and held various geological positions with Amoco Production Company, Tesoro Petroleum Corporation, Moore McCormack Energy and American Hunter Exploration.

Roy W. Jageman

Over 25 years of experience in energy finance, mergers and acquisitions with Simmons & Co., Lehman Brothers, Solomon Brothers and Wasserstein Perella. Former CFO of Plantation Petroleum Company, Ranger Gas Storage, and Encore Acquisition Company, a publicly traded exploration and production company.

O. Lee Tawes

Private investor. Formerly Head of Investment Banking and a Director of Northeast Securities, Inc. Previous management and research analyst positions with C.E. Unterberg, Towbin, Oppenheimer & Co. Inc., CIBC World Markets and Goldman Sachs & Co. from 1972 to 2001.

Capitalization

NYSE MKT: HUSA	
Market Capitalization[1]	$32.0 million
Current Assets[2,3,4]	$0.4 million
Total Liabilities[2]	$175,000
Stockholders' Equity[2,3]	$3.6 million
Common Shares Outstanding[1]	51.3 million
Common Shares Fully Diluted[1,5]	69.2 million

Common Shares (millions)
Fully Diluted[5]



17.9
26%
11.6
17%
39.7
57%
Public Float
Insiders
Derivatives

1. As of June 6, 2017
2. As of March 31, 2017
3. Excludes receipt of $0.9 million in May 2017 from sale of Series B Convertible Preferred Stock.
4. Excludes payment of $0.7 million in May 2017 for the dry hole costs of the Johnson State #1H well.
5. Includes derivative securities consisting of (a) 6.4 million shares issuable on exercise of stock options; (b) 8.5 million shares issuable on conversion of Series A and B Convertible Preferred Stock; and (c) 3.0 million shares issuable on exercise of warrants.

Permian

Delaware Basin

Resource Plays in the Permian Basin

- The area includes the Wolfcamp, Bone Spring, and Avalon formations which average over 4,500' thick[1]
- HUSA's acreage in Reeves County, TX is located in one of the hottest areas of the Delaware Basin
- Active Reeves County companies include Apache, Concho, EOG Resources, Centennial, Energen, Matador, PDC, Cimarex, Felix, etc
- Centennial acquired Silverback Exploration's nearby acreage Q4 2016 because of its Wolfcamp, Bone Spring, and Avalon potential
- See map; HUSA's acreage ☆ is situated where all three formations/trends overlap


DELAWARE BASIN
Abo Trend
Yeso Trend
MIDLAND
HUSA's acreage is located where all Wolfcamp/Bone Spring / Avalon formations overlap
Cline Shale
NEW MEXICO
TEXAS
Avalon Trend
Spraberry Trend
Wolfcamp Shale
Bone Spring Trend
CENTRAL BASIN PLATFORM
Wolfcamp Oil Shale
Chaves
Cochran
Hockley
Yoakum
Terry
Lea
Eddy
Gaines
Andrews
Martin
Howard
Mitchell
Nolan
Loving
Winkler
Ector
Glasscock
Sterling
Coke
Culberson
Ward
Crane
Reagan
Tom Green
Irion
Pecos
Jeff Davis
Schleicher
Crockett
PERIOD
SERIES
DELAWARE BASIN
FORMATION
GUADALUPE
DELAWARE GROUP
LAMAR BELL CANYON
CHERRY CANYON
BRUSHY CANYON
LEONARD
UPPER AVALON SHALE
LOWER AVALON SHALE
1ST BONE SPRING
2ND BONE SPRING
3RD BONE SPRING
WOLFCAMP
WOLFCAMP
PENN
PENNSYLVANIAN
PERIOD
SERIES
CENTRAL PLATFORM
FORMATION
GUADALUPE
WHITE-HORSE
WARD
SAN ANDRES
GLORIETA
LEONARD
YESO
ABO
WOLFCAMP
WOLFCAMP
PENN
PENNSYLVANIAN
PERIOD
SERIES
MIDLAND BASIN
FORMATION
GUADALUPE
WHITE-HORSE
TANSILL
YATES
WARD
SAN ANDRES
GLORIETA
LEONARD
CLEAR FORK
UPPER LEONARD
UPPER SPRABERRY
LOWER SPRABERRY
DEAN
WOLFCAMP
WOLFCAMP
PENN
PENNSYLVANIAN

1. U.S. Geologic Survey, Article titled "USGS Estimates 20 Billion Barrels of Oil in Texas' Wolfcamp Shale Formation" dated November 15, 2016. The USGS assessment of continuous oil only covers the Midland Basin portion of Texas' Permian Basin. HUSA's project is in the western side of the Permian Basin in the portion of the basin called the Delaware Basin.

Multi-Stacked Pay Zones

- The play contains multiple stacked pay zones that require horizontally ("Hz") drilled and hydraulically fractured wellbores
- Primary Initial target – Wolfcamp A/B:
  - Internal gross undeveloped resource potential of 1,300 MBoe (net 195 MBoe) per Hz well[1]
  - Potential for "Wine Rack" spacing, 330' lateral x 175' vertical, where shale thickness allows (i.e. Wolfcamp A – Upper and Lower)[2]
- Spacing allows for potentially 8 Hz wells per 640 acres in each stacked prospective pay zone ("bench"). Utilizing Centennial's Producing Zones (★), calculate a total of potentially **40 Hz wells per 640 acres**.



Multiple Stacked Pay Zones[3]
GR
RES
POR
KER
Sw
LITH
OIP
G.SAT
~3,000 ft
Avalon
Bone Spring
Wolfcamp
First
Second
Third
3rd Sand
Upper WC A
Lower WC A
WC B
WC C
CENTENNIAL
Equivalent to Middle Spraberry Shale of Midland Basin
Equivalent to Lower Spraberry Shale of Midland Basin
★ Centennial Producing Zones
● Centennial Potential Pay Zones

1. Internal resource estimate prepared utilizing public information on trend released via Centennial Silverback Acquisition Overview –November 2016, page 9 averages 13 producing wells from Wolfcamp A - NSAI gross Oil EUR 457 MBo (total including gas and NGL's EUR 1,275 BOE).
2. Per Resolute Energy Corporation's press release dated December 19, 2016, page 2.
3. Image taken from Centennial Goldman Sachs Global Energy Conference presentation – January 2017, page 8.

Entry into the Delaware Basin

- **Acquired 25% WI in initial 717.13 acres for $5,500 per net acre from Founders Oil & Gas III, LLC**
- **Pooling Agreement on half of O'Brien tract revises our acres and WI to 882 gross leased/pooled acres with average WI of 20.3% (179 net acres) in two tracts totaling 960 acres**
- **Centennial's notation of 5 productive benches (see ★ on pg 7.), revised Hz well locations to 60 gross (12.25 net) wells across 960 acres**
- **Wolfcamp A "Type Well" gross (8/8ths) economics:[2]**
  - **EUR** **1,300 MBOE**
  - **NPV10** **$9.3 million**
  - **IRR** **64%**
  - **F&D** **$6.70 / Boe**
  - **Discounted ROI** **2.4x**
  - **Undiscounted ROI** **4.3x**

Wolfcamp Oil/Condensate/Gas Trend Map [1]


Our acreage is in a high-GOR, oil, gas and condensate-rich / underdeveloped area of the trend
Condensate-Rich Tre
Eddy
Gas-Rich Trend
Oil-Rich Trend
Apache's Alpine High Field
Gas-Oil Ratio (Mcfg/Bo)
10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0

1. Image taken from Centennial Goldman Sachs Global Energy Conference presentation – January 2017, page 5. Includes only wells reported as producing from Wolfcamp formation.
2. Per internal estimated reserve economic report using type well shown in Note 1. on pg 7. Includes $50/bo and $3/mcf flat, $23k/m gross LOE, $6.5 million gross D&C.

Wolfcamp Shale Activity Map (Updated 06/06/17)



Legend
HUSA Acreage
Producing Well
Drilling Well
Permit
O'Brien #3H
Operator: Founders
Planned Spud: mid 6/17
Frac Scheduled: early 8/17
Status: Mobilizing rig to location
Lateral: approximately 4,500'
Target: Wolfcamp A Lower
O'Brien 400 Acres
Bone Spring Production
State Blue Wing 24 #1H (EOG)
Permit: Sept 2016
State Firefly 24 Unit #1H
Operator: EOG
First Prod: Dec 2016
Oil prod (120 days): 86.8 mbo
Gas prod(120 days): 461.3 mmcf
Prac IP: 1,749 BOE/D
(994 BO/D and 4,532 MCF/D)
Lateral: 6,685'
Bench: Wolfcamp A Lower
Enterprise C19-5 #1H (Energen)
First prod: 6/2014
Oil cum: 96.4 mbo / Gas cum: 1,194 mmcf
Prac. IP: 165 BO/D and 1,739 MCF/D
Lateral Length: approx. 4,650'
Target: Wolfcamp Frac: ?
Oatman C19-4A #4H (Silverback)
First prod: 3/2013
Oil cum: 47 mbo / Gas cum: 567 mmcf
Prac. IP: 127 BO/D and 1,050 MCF/D
Lateral Length: approx. 4,550'
Target: Wolfcamp Frac: 17 stage, 6 MMlbs
Oatman C19-4A #3H (Silverback)
First prod: 3/2013
Oil cum: 40.4 mbo / Gas cum: 526 mmcf
Prac. IP: 136 BO/D and 1,052 MCF/D
Lateral Length: approx. 4,854'
Target: Wolfcamp Frac:18 stage, 5.4MMlbs
Oatman C19-4A #2H (Silverback)
First prod: 3/2013
Oil cum: 51.3 mbo / Gas cum: 1,038 Mcf
Prac IP: 91 BO/D and 1,140 MCF/D
Lateral Length: approx. 4,919'
Target: Wolfcamp Frac:20 stage, 6.9MMlbs
Iceman 4-24-23 #1H (Silverback)
Spud 11/5/2016
Status: Completing
Target: Bone Spring
Johnson 320 Acres
Buffalo 55-5-39 #1H (EOG)
First prod: 7/2014
Oil cum: 47.9 mbo / Gas cum: 820.5 mmcf
Prac IP: 175 BO/D and 2,776 MCF/D
Lateral Length: 4,198'
Target: Wolfcamp
Frac: ? stage, 5.9 MMlbs
Johnson State #1H
Operator: Founders
Spud: 5/4/17
TD Reached: 6/4/17
Frac Scheduled: 6/19/17
First Prod: anticipated 7/2017
Lateral: approximately 4,500'
Bench: Wolfcamp A Lower
State Cherokee 24 #1H (EOG)
Permit: July 2015
State Brackenridge 24 #1H (EOG)
Permit July 2015
Coyote 25 #1H (EOG)
Permit: Jan 2016 P&A'd 1/16
Oatman C18-26 #1H (Silverback)
First prod: 6/2012
Oil cum: 60.5 mbo / Gas cum: 513.8 mmcf
Prac IP: 182 BO/D and 1,370 MCF/D
Lateral Length: approx. 3,710'
Target: Wolfcamp
Frac: 10 stage, 2.7 MMlbs
Folk Rolwing A4-34 #1H (Silverback)
First prod: 2/2016
Oil cum: 91.3 mbo / Gas cum 1,079 mmcf
Prac IP: 563 BO/D and 5,408 MCF/D
Lateral Length: approx. 6,506'
Target: Wolfcamp
Frac ? stages, 16.65 MMlbs

Estimates for a Single Bench – Wolfcamp A



IRR
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
64%
89%
42%
10%
30 day Prac IP:
880 BOEPD
- 440 BOPD
- 2,645 MCFPD
30 day Prac IP:
1,060 BOEPD
- 530 BOPD
- 3,175 MCFPD
30 day Prac IP:
700 BOEPD
- 350 BOPD
- 2,120 MCFPD
Assumptions:
1) 4,500' lateral
2) $6.5 million D&C
3) $50 WTI / $3 HH Flat
4) Gross type well results
Base Case
120% x Base
80% x Base
Breakeven

	Base Case	120% x Base	80% x Base	Breakeven
Oil EUR (Mbo)	500	600	400	225
EUR (Mboe)	1,300	1,560	1,040	585
PV-10 ($Mm)	$9.3	$12.6	$6.0	~0

Type Well Comparison

Our estimated economics are based on the BLUE[2] line; actual nearby wells that are currently producing are represented by the RED[1] and GREEN lines



EOG - State Firefly 24 unit #1H
HUSA Wolfcamp "A" - Hz Type Well
Centennial - Legacy Design - Wolfcamp "A" - Hz Type Well (13 well avg)
EOG - State Firefly 24 #1H
30 day "Prac" IP
Normalized to 4,500' lateral:
1,270 BOEPD
- 722 BO/D
- 3,290 MCF/D
60 Day Cum Oil 55% higher than HUSA Type Well
Avg Cumulative Oil Production (MB0)
0
20
40
60
80
100
120
140
0
30
60
90
120
150
180
210
240
270
300
330
360
Days On Production

1. Centennial legacy design wells take average of 13 Wolfcamp A wells (<5,000' laterals), that were all completed since Jan '15. and includes Folk Rolwing A 4-34 33 (first production Feb '16); See Note 2. below for reference.
2. Internal resource estimate prepared utilizing public information on trend released via Centennial Silverback Acquisition Overview –November 2016, page 9 averages 13 producing wells from Wolfcamp A - NSAI gross Oil EUR 457 MBo (total including gas and NGL's EUR 1,275 MBOE).

houston american

Permian/Delaware Timeline - Stock Reaction


New Permian/Delaware project announced
May 2017: Johnson State #1H spud
2018-21: Develop 60± wells
June 2017: O'Brien #3H to be spud
June 4, 2017: Johnson State #1H reached TD

- **Jan 2017: HUSA announces planned acquisition of Permian/Delaware acreage**
- **Feb 2017: HUSA closes on acquisition of Permian/Delaware acreage from Founders**
- **May 2017: Johnson State #1H spud, TD reached June 4, 2017; First Prod expected July 2017**
- **June 2017: O'Brien #3H planned to be drilled; First Prod expected September 2017**

Recent Comparable Transactions

Date	Buyer	Seller	Transaction Value ($MM)	Net Acres	$/Net Acre
3/3/17	Resolute	Undisclosed	$116	4,600	$34,783
11/30/16	Noble	Manti	$300	7,200	$41,667
11/28/16	Centennial; Riverstone	Silverback	$855	35,000	$24,429
9/6/16	Apache	Undisclosed	$91	70,000	$1,300
8/23/16	PDC	Kimmeridge	$1,505	57,000	$26,404
7/12/16	Diamondback	Luxe Energy	$560	19,180	$29,197
7/6/16	Silver Run	Centennial	$1,735	42,500	$40,824
3/11/16	Parsley	Anadarko	$144	14,197	$10,143
1/14/16	Concho	Jetta	$360	12,000	$30,000
12/31/15	Apache	Undisclosed	$237	182,000	$1,302
12/31/15	EOG	Shell/Anadarko	$32	8,000	$4,000
12/5/14	Silverback	BHP Billiton	$75	44,000	$1,704

Colombia

Putumayo Basin

Colombia Overview

- HUSA's concessions are all operated by Hupecol Operating, LLC,[1] a privately held E&P company with offices in Bogota, Colombia and Houston, Texas
- Hupecol operates significant production and gathering facilities in Colombia and domestically in the U.S.
- Hupecol has an extensive staff of regional managers, geologists, petroleum engineers, and geophysical professionals


79°
77°
75°
73°
71°
69° West
12°
10°
8°
6°
4°
2° North
0°
N
Caribbean Sea
Santa Marta Massif
Guajira Basin
Maracaibo Basin
Lower Magdalena Valley
Cesar Valley
Perija Andes
Panama
Merida Andes
Barinas Basin
Pacific Ocean
Pacific Basin
Suture
Eastern Cordillera
Llanos Foothills
Llanos Basin
Bogota
Western Cordillera
Cauca Basin
Central Cordillera
Upper Magdalena Valley
Borde Llanero Suture
HUSA
Guyana Shield
Romeral
Putumayo Basin
Amazon Basin
100
200 Km

1. Hughes Petroleum Colombia (Hupecol) owned by Dan A. Hughes Company, L.P. Source: www.dahughes.net

Our Colombian Track Record

- **Since 2003, HUSA:**
  - **Has participated in 123 wells with Hupecol with a 67% completion success rate**
  - **Has monetized assets realizing $69.9 million in after tax gross proceeds and a ROI of 2.8X**

Project Name	Date Sold	Gross Sale ($MM)[1]	$/Bbl (Proved)	ROI
Caracara	June-08	920.0	$15.13	8.9x
Dorotea, Cabiona & Llanos	Dec-10	281.0	$24.91	2.2x
La Cuerva & LLA62	Mar-12	75.0	$12.68	1.4x

1. HUSA interest in projects ranges from 1.6% - 12.5%.

Southern Colombian Heavy Oil Belt


Locator Map
Llanos
Basin
Rubiales Field
±400
MMBO
Serrania Block
Los Picachos Block
Capella Field
±150
MMBO
Caguan Basin
Macaya Block
Orito Field
±200
MMBO
Heavy Oil Belt
Putumayo Basin
Exploration Blocks
Production Area
Serrania Block
Heavy Oil Belt
Natural Reserves

Putumayo Basin Locator Map

- **HUSA owns a 12.5% non-operated working interest in each block**



Serrania
110,769 acres
Los Picachos
86,235 acres
Capella Field
(Canocol Energy, Ltd. est. 1.8 billion barrels OOIP)
Macaya
195,201 acres
SHONA EN
Serrania 1
(n.a.)
SERRANIA
SHONA EN
Yari Sub-basin
LOS PICACHOS
HUPECOL
COL
Pirana 1
1112(1976)
OMBU
EMERALD EN
CAPELLA
COL
Payara 1
1397(1976)
DURILLO
EMERALD EN

Major Seismic Leads

- Two large Mirador sand leads identified on Serrania block:
  - On trend with nearby Capella Field targeting same productive interval
  - South Lead:
    - 6,000 acre three-way closure on downthrown side of major fault
    - Top of sand estimated at 3,600'
  - North Lead
    - 11,000 acre four-way closure on downthrown side of major fault
    - Top of sand estimated at 4,500'

- Significant potential in adjacent Macaya and Los Picachos blocks

- Status: Hupecol is working to resolve regulatory and permitting issues, including local opposition; ultimate resolution and timing is uncertain

Summary

- **Entry position in premier location in the Permian Basin provides new growth area**
- **Strong operating partners with extensive experience in respective operating areas**
  - **Founders in the Permian Basin**
  - **Hupecol in Colombia**
- **Clean Company – NO DEBT and simple capital structure**
- **Tax loss carryforward – $50± million**
- **NYSE MKT listed with broad shareholder base**
- **Significant potential upside and near-term cash flow with Permian assets**
- **Significant potential upside in Colombian assets**